WARP 9, INC.
                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement") made as of April 6, 2011 between WARP 9, INC., a Nevada corporation (the "Company"), and WINGS FUND, INC. (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, units (the "Units") of the Company's securities (the number and purchase date of which is set forth on the signature page hereof), each Unit consisting of one (1) share of common stock (the "Shares"), par value $0.001 per share, of the Company (the "Common Stock") and a five-year warrant to purchase ONE (1) share of Common Stock, substantially in the form attached hereto as Exhibit A, upon the terms and conditions hereinafter set forth. Each warrant included in the Units shall be issuable after the Company implements its planned one-for-five reverse stock split which split will not change the number of authorized shares of the Company's common and preferred stock (i.e. the number of authorized shares of the Company's common and preferred stock will remain 500,000,000 shares, comprised of 495,000,000 shares of common stock and 5,000,000 shares of preferred stock) (referred to as the "Split Effective Date," as defined in Section 4.1(a) of this Agreement) and shall be exercisable to purchase ONE (1) share of Common Stock at $0.0006 per share on a pre reverse stock-split basis (i.e. $0.003 per share on a post reverse stock-split basis) (the "Warrants" and together with the Shares, the "Securities").

         WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

         NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. PURCHASE OF UNITS AND REPRESENTATIONS BY PURCHASER
-----------------------------------------------------

         The Purchaser hereby irrevocably agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Purchaser such number of Units, as is set forth on the signature page hereof, at a price equal to $0.0006 per Unit calculated prior to the Split Effective Date. The purchase price is payable by wire transfer of immediately available funds to:

                               WIRE INSTRUCTIONS:

                  Routing Transit Number: _____________

                  Bank Name: Bank of America.

                  [Street Address]

                  [City, State Zip]

                  Account Number: ______________

                  Account Name: Warp 9, Inc.

         1.1 The Purchaser recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from this purchase;
(b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Purchaser may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Purchaser could sustain the loss of its entire investment; (f) the Company has not paid any dividends on its Common Stock since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Shares being subscribed to hereunder.

         1.2 The Purchaser represents that the Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act, as indicated by the Purchaser's responses to the questions contained in Article VII hereof, and that the Purchaser is able to bear the economic risk of an investment in the Units.

         1.3 The Purchaser hereby acknowledges and represents that (a) the Purchaser has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on NASDAQ, or the Purchaser has employed the services of a "purchaser representative" (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Purchaser and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Purchaser's behalf; (b) the Purchaser recognizes the highly speculative nature of this investment; and (c) the Purchaser is able to bear the economic risk that the Purchaser hereby assumes.

         1.4 The Purchaser hereby acknowledges receipt and careful review of this Agreement, the Company's filings with the SEC (the "Company Filings"), and any documents which may have been made available upon request as reflected therein (collectively referred to as the "Offering Materials") and hereby represents that the Purchaser has been furnished by the Company during the course of the purchase with all information regarding the Company, the terms and conditions of the purchase and any additional information that the Purchaser has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the purchase.

         1.5 (a) In making the decision to invest in the Securities, the Purchaser has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Purchaser has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder. The Purchaser disclaims reliance on any statements made or information provided by any person or entity in the course of Purchaser's consideration of an investment in the Units other than the Offering Materials.

                  (b) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

         1.6 The Purchaser hereby represents that the Purchaser, either by reason of the Purchaser's business or financial experience or the business or financial experience of the Purchaser's professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Purchaser's own interests in connection with the transaction contemplated hereby.

         1.7 The Purchaser hereby acknowledges that this Agreement has not been reviewed by the SEC nor any state regulatory authority since the purchase is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Purchaser understands that the Units have not been registered under the Securities Act or under any state securities or "blue sky" laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or "blue sky" laws or unless an exemption from such registration is available.

         1.8 The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Purchaser's investment intention. In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Units for the Purchaser's own account for investment and not with a view toward the resale or distribution to others. The Purchaser, if an entity, further represents that it was not formed for the purpose of purchasing the Units.

         1.9 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

         1.10 The Purchaser understands that the Company will review this Agreement and is hereby given authority by the Purchaser to call Purchaser's bank or place of employment or otherwise review the financial standing of the Purchaser; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Purchaser, to reject or limit any purchase, to accept purchases for fractional Units and to withdraw the offer to the Purchaser at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to the Shares.

         1.11 The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser's principal residence if Purchaser is an individual or its principal business address if it is a corporation or other entity.

         1.12 The Purchaser represents that the Purchaser has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         1.13 If the Purchaser is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

         1.14 The Purchaser acknowledges that if he or she is a Registered Representative of an FINRA member firm, he or she must give such firm the notice required by the FINRA's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

         1.15 The Purchaser acknowledges that at such time, if ever, as the Shares and the Common Stock underlying the Warrants are registered pursuant to the Securities Act, sales of the Securities will be subject to state securities laws.

         1.16 The Purchaser and the Company agree not to issue any public statement with respect to the Purchaser's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the other party's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation. The Company agrees not to disclose the Purchaser by name in any of the Company's filings with the Securities and Exchange Commission, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

         1.17 The Purchaser agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Securities by the Purchaser in violation of the Securities Act or any applicable state securities or "blue sky" laws; or (b) any false representation or warranty or any breach or failure by the Purchaser to comply with any covenant made by the Purchaser in this Agreement (including the Confidential Investor Questionnaire contained in
Article VII herein) or any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.


II. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
---------------------------------------------------

         The Company hereby represents and warrants to the Purchaser that:

         2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

         2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital stock of the Company consists of 495,000,000 shares of Common Stock of which 340,579,815 shares are issued and outstanding and 19,325,000 shares of Common Stock which are reserved for issuance under the Company's stock option plan. The shares of issued and outstanding capital stock of the Company have been duly authorized, validly issued, fully paid and are nonassessable. Except as described in the Offering Materials and Company Filings, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company's Articles of Incorporation (the "Articles of Incorporation"), Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

         2.3 AUTHORIZATION; ENFORCEABILITY. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Units contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.


         2.4 NO CONFLICT; GOVERNMENTAL CONSENTS.

                  (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

                  (b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

         2.5 LICENSES. Except as disclosed in the Company Filings, , the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects in compliance therewith.

         2.6 LITIGATION. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

         2.7 DISCLOSURE. The information set forth in the Offering Materials as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         2.8 INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

         2.9 BROKERS. Neither the Company nor any of the Company's officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement. The Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.


III. TERMS OF PURCHASE
----------------------

         3.1 All funds paid hereunder shall be deposited with the Company in the account identified in Section 1.1 hereof.

         3.2 Certificates representing the Shares purchased by the Purchaser pursuant to this Agreement will be prepared for delivery to the Purchaser within 15 business days following the closing of the purchase of Shares. The Purchaser hereby authorizes and directs the Company to deliver the certificates representing the Shares purchased by the Purchaser pursuant to this Agreement directly to the Purchaser's residential or business address indicated on the signature page hereto.

         3.3 The Company will deliver all Warrants due to the Purchaser within 15 business days following the date on which the Company's planned one-for-five reverse stock-split of its common stock is effected.


IV. CONDITIONS TO OBLIGATIONS OF THE PURCHASERS
-----------------------------------------------

         4.1 The Purchaser's obligation to purchase the Units at the closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such closing of the following conditions, which conditions may be waived at the option of each Purchaser to the extent permitted by law:

                  (a) Stock-Split.  Prior to the closing,  the Company will have prepared all necessary paperwork to effect a one-for-five reverse stock-split of the Company's common stock which split will not change the number of authorized shares of the Company's common and preferred stock (i.e. the number of authorized shares of the Company's common and preferred stock will remain 500,000,000 shares), and the Company will record the one-for-five reverse stock split of the Company's common stock with the Nevada Secretary of State upon satisfaction by the Company of all applicable filing and notification requirements of the United States Securities and Exchange Commission (the "Split Effective Date).

                  (b) COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such closing shall have been performed or complied with in all material respects.

                  (c) NO LEGAL ORDER PENDING. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  (d) NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).


V. REGISTRATION RIGHTS
----------------------

         If at any time after the date of this Agreement, the Company shall decide to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the Purchaser a written notice of such determination and, if within fifteen days after the date of such notice, the Purchaser shall so request in writing, the Company shall include in such registration statement, all or any part of the Shares and the Common Stock underlying the Warrants that the Purchaser request to be registered; provided, however, that, the Company shall not be required to register any shares of Common Stock that are eligible for resale pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective registration statement; provided, further, however, if the registration so proposed by the Company involves an underwritten offering of the securities so being registered for the account of the Company, to be distributed by or through one or more underwriters of recognized standing, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Securities which the Purchaser has requested the Company to register and otherwise concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish the Purchaser with a copy of such opinion, and by providing such written notice to the Purchaser, such Purchaser may be denied the registration of all or a specified portion of such Securities (in case of such a denial as to a portion of such shares of Common Stock); provided, however, shares to be registered by the Company for issuance by the Company shall have first priority, the Purchaser hereunder shall have second priority, and any other shares being registered on account of other third parties shall have third priority.

VI. MISCELLANEOUS
-----------------

         6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

                  If to the Company, to it at:
                  Warp 9, Inc.
                  6500 Hollister Ave., Suite 120
                  Goleta, CA 93117
                  Attn: William E. Beifuss, CEO

                  With a copy to (which shall not constitute notice):

                  Richardson & Associates
                  1453 Third Street #315
                  Santa Monica, CA 90401
                  Attn:  Mark J. Richardson, Esq.

                  If to the Purchaser, to the Purchaser's address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

         6.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         6.3 Subject to the provisions of Section 6.1, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         6.4 Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Purchasers and to add and/or delete other persons as Purchasers.

         6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE

COURTS STATE OF CALIFORNIA IN AND FOR THE COUNTY OF LOS ANGELES OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

         6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

         6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

         6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         6.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.




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                                      -10-

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE
----------------------------------------

         7.1 The Purchaser represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A  ____           The  undersigned is an individual (not a partnership,
                           corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, exclusive of the value of his or her primary residence.

Category B  ____           The  undersigned is an individual (not a partnership,
                           corporation,  etc.)  who had an  income  in excess of
                           $200,000  in each of the two most  recent  years,  or
                           joint  income  with his or her  spouse  in  excess of
                           $300,000  in  each  of  those  years  (in  each  case
                           including foreign income,  tax exempt income and full
                           amount of capital  gains and losses but excluding any
                           income of other  family  members  and any  unrealized
                           capital    appreciation)   and   has   a   reasonable
                           expectation of reaching the same income level in the current year.

Category C  ____           The undersigned is a director or executive officer of
                           the Company which is issuing and selling the Units.

Category D  ____           The  undersigned  is  a  bank;  a  savings  and  loan
                           association; insurance company; registered investment company; registered business development company;
                           licensed small business  investment company ("SBIC");
                           or employee  benefit plan within the meaning of Title
                           1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

                           _____________________________________________________

                           _____________________________________________________

Category E  ____           The  undersigned  is a private  business  development
                           company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

                           _____________________________________________________

                           _____________________________________________________


Category F  ____           The   undersigned  is  a  corporation,   partnership,
                           Massachusetts    business    trust,   or   non-profit
                           organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

                           _____________________________________________________

                           _____________________________________________________

Category G  ____           The  undersigned  is a trust  with  total  assets  in
                           excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.


Category H  _X_            The  undersigned is an entity (other than a trust) in
                           which  all  of  the  equity  owners  are  "accredited
                           investors"   within   one  or  more   of  the   above
                           categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

                           CORPORATION
                           _____________________________________________________


Category I  ____           The  undersigned  is not within any of the categories
                           above and is therefore not an accredited investor.

                           The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.


         7.2 SUITABILITY (please answer each question)


         (a)  For  an  individual   Purchaser,   please  describe  your  current
employment, including the company by which you are employed and its principal business:

         _______________________________________________________________________

         _______________________________________________________________________


         (b) For an individual Purchaser, please describe any college or graduate degrees held by you:

         _______________________________________________________________________

         _______________________________________________________________________


         (c)      For all Purchasers, please list types of prior investments:

         STOCKS, OPTIONS, PRIVATE PLACEMENTS, MUTUAL FUNDS, PENNY STOCKS
         _______________________________________________________________________

         _______________________________________________________________________


         (d) For all Purchasers, please state whether you have participated in other PRIVATE PLACEMENTS before:

                           YES___X____                        NO_______

         (e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in PRIVATE PLACEMENTS of:

                                                     PUBLIC OR PRIVATE COMPANIES
                PUBLIC            PRIVATE             WITH NO, OR INSIGNIFICANT,
                COMPANIES         COMPANIES             ASSETS AND OPERATIONS
                ----------------  -----------------  ---------------------------

Frequently               X                X                      X
                ----------------  -----------------  ---------------------------
Occasionally
                ----------------  -----------------  ---------------------------
Never
                ----------------  -----------------  ---------------------------

         (f) For individual Purchasers, do you expect your current level of income to significantly decrease in the foreseeable future:

                           YES_______                         NO_______

         (g)  For  trust,   corporate,   partnership  and  other   institutional
Purchasers, do you expect your total assets to significantly decrease in the foreseeable future:

                           YES_______                         NO___X____

         (h) For all Purchasers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                           YES_______                         NO___X____

         (i) For all Purchasers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                           YES____X___                        NO_______

         (j) For all Purchasers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                           YES____X___                        NO_______

         7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                           (a)      Individual Ownership
                           (b)      Community Property
                           (c)      Joint Tenant with Right of
                                    Survivorship (both parties must sign)
                           (d)      Partnership*
                           (e)      Tenants in Common
                           (f)      COMPANY*
                                    --------
                           (g)      Trust*
                           (h)      Other*

         *If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

         7.4 FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

                           YES_______                         NO___X____

If Yes, please describe:

________________________________________________________________________________

________________________________________________________________________________


*If Purchaser is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

__________________________________
Name of FINRA Member Firm

By: ______________________________
         Authorized Officer

Date: ____________________________

         7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VI and such answers have been provided under the assumption that the Company will rely on them.





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                                      -14-

140,095,815   UNITS  X  $0.0006/UNIT  =  $84,057.11   (THE  "PURCHASE   PRICE"),
REPRESENTING A TOTAL OF 140,095,815 PRE-SPLIT SHARES OF COMMON STOCK (28,019,037 POST-SPLIT SHARES) AND 140,095,815 PRE-SPLIT WARRANT SHARES (28,019,037 POST-SPLIT WARRANT SHARES)


Signature                                    Signature (if purchasing jointly)

JAMES L. BARTLETT
------------------------------------         -----------------------------------
Name Typed or Printed                        Name Typed or Printed

CFO
------------------------------------         -----------------------------------
Title (if Purchaser is an Entity)            Title (if Purchaser is an Entity)

WINGS FUND, INC.
------------------------------------         -----------------------------------
Entity Name (if applicable)                  Entity Name (if applicable

5662 CALLE REAL #115
------------------------------------         -----------------------------------

Address                                      Address

SANTA BARBARA, CA 93117
------------------------------------         -----------------------------------
City, State and Zip Code                     City, State and Zip Code

(805) 964-4633
------------------------------------         -----------------------------------
Telephone-Business                           Telephone-Business


------------------------------------         -----------------------------------
Telephone-Residence                          Telephone-Residence

(805) 830-6340
------------------------------------         -----------------------------------
Facsimile-Business                           Facsimile-Business


------------------------------------         -----------------------------------
Facsimile-Residence                          Facsimile-Residence

88-0268879
------------------------------------         -----------------------------------
Tax ID # or Social Security #                     Tax ID # or Social Security #

Name in which securities should
be issued:                                   WINGS FUND, INC.
                                             -----------------------------------

Dated:   APRIL 6, 2011
-------------------------------------

         This Stock Purchase Agreement is agreed to and accepted as of _______________, 2011.

                                              Warp 9, Inc.

                                              By:_______________________________
                                              Name:  William E. Beifuss, Jr.
                                              Title:   Chief Executive Officer

                            CERTIFICATE OF SIGNATORY


                          (To be completed if Units are
                       being subscribed for by an entity)


I, JAMES L. BARTLETT, am the CFO of WINGS FUND, INC. (the "Entity").
   -----------------         ---    ----------------

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 6TH day of APRIL 2011
                                            ----       ----------





                                            ------------------------------------
                                            (Signature)

THIS  SECURITY  HAS  NOT  BEEN  REGISTERED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION (THE "SEC") OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND, UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR AND REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY SATISFACTORY TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER BONA FIDE LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR"AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT.


                                  WARP 9, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant Number: 001                            Issuance Date: ___________, 2011
                ---

         THIS COMMON STOCK PURCHASE WARRANT (the "WARRANT") certifies that, for value received, WINGS FUND, INC. (the "HOLDER") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after ___________, 2011 (the "ISSUANCE DATE") and on or prior to the close of business on the five (5) year anniversary of the Issuance Date but not thereafter (the "TERMINATION Date"), to subscribe for and purchase from Warp 9, Inc., a Nevada corporation (the "COMPANY"), up to 28,019,037 shares of Common Stock, subject to adjustment hereunder (the "WARRANT SHARES"). The purchase price of one share of Common Stock under this Warrant shall be equal to $0.003, subject to adjustment hereunder (the "Exercise Price").


         SECTION 1. EXERCISE OF WARRANT.
         --------  --------------------

         (a) EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or, if available, pursuant to the cashless exercise procedure specified in Section 1(b) below. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder may not exercise this Warrant more than ten times. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. THE HOLDER AND ANY ASSIGNEE, BY ACCEPTANCE OF THIS WARRANT, ACKNOWLEDGE AND
AGREE THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING THE PURCHASE OF A PORTION OF THE WARRANT SHARES HEREUNDER, THE NUMBER OF WARRANT SHARES AVAILABLE FOR PURCHASE HEREUNDER AT ANY GIVEN TIME MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

         (b) CASHLESS EXERCISE. Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), to the extent the Holder does not elect to pay cash upon the deemed exercise of this Warrant, the Holder shall be deemed to have elected to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:


             X=Y (A-B)
             ---------
                 A

          Where    X=      the number of shares of Common  Stock to be issued to
                           the holder

                   Y= the number of shares of Common Stock deemed purchased under the Warrant for which the Holder is not paying cash

                   A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                   B= Purchase Price (as adjusted to the date of such calculation)

         For purposes of Rule 144 promulgated under the 1933 Act, it is intended, subject to applicable interpretations of the Securities and Exchange Commission, that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

         Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Common Stock is traded on registered national securities exchange such as NASDAQ, AMEX or NYSE, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

                  (ii) If the Company's Common Stock is not traded on a registered national securities exchange, but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                  (iii) Except as provided in clause (iv) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                  (iv) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's articles of incorporation, then all amounts to be payable per share to holders of the Common Stock pursuant to the articles of incorporation in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the articles of incorporation, assuming for the purposes of this clause (iv) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

         (c) MECHANICS OF EXERCISE.

                  (i) DELIVERY OF CERTIFICATES UPON EXERCISE. Certificates for shares purchased hereunder shall be transmitted by the Company's transfer agent to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is then a participant in such system and either (A) there is an effective Registration Statement permitting the resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise Form, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "WARRANT SHARE DELIVERY DATE"). This Warrant shall be deemed to have been exercised on the first date on which all of the foregoing have been delivered to the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, having been paid.

                  (ii) DELIVERY OF NEW WARRANTS UPON EXERCISE. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (iii) NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

                  (iv) CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         (d) HOLDER'S EXERCISE LIMITATIONS. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this
Section 1(d),  beneficial  ownership  shall be  calculated  in  accordance  with
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "BENEFICIAL OWNERSHIP LIMITATION" shall be 4.99%, or 9.99% if the Company does not have any class of securities registered under Section 12 of the Exchange Act, of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder may decrease or, upon not less than 61 days' prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 1(d). Any such increase will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

         SECTION 2. CERTAIN ADJUSTMENTS.
         ------------------------------

         (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         (b) SUBSEQUENT EQUITY SALES. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, or adjust, whether by operation of purchase price adjustment, reset provision, floating conversion or otherwise, any outstanding warrant, option or other right to acquire Common Stock or outstanding Common Stock Equivalents, at an effective price per share less than the then Exercise Price (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE"), then until this Warrant is no longer outstanding, the Exercise Price shall be reduced to the Base Share Price. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 2(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive the benefit of the adjusted Exercise Price regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Notice of Exercise.

                  "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any existing stock or option plan or any future stock option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, provided that such securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities and (c) securities issued pursuant to acquisitions or strategic transactions, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of assets in or used in a business synergistic with the business of the Company and such acquisition or strategic transaction shall be likely to provide to the Company additional benefits other than the investment of funds, and shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

         (c) PRO RATA DISTRIBUTIONS. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 2(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. Additionally, the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board or a registered national securities exchange, as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
(ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

         (d) CALCULATIONS. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

         (e) NOTICE TO HOLDER. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         SECTION 3. TRANSFER OF WARRANT.
         ------------------------------

         (a) TRANSFERABILITY. Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon five (5) days written notice to the Company and the surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

         (b) NEW WARRANTS. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issuance Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

         (c) WARRANT REGISTER. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         (d) COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:


                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR WARP 9, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The restrictions imposed by this subsection (d) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Company's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Company's receipt of other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Company (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

         (e) REPRESENTATION BY THE HOLDER. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant or Warrant Shares; provided that this representation shall not be breached by any act of the Holder that complies with the Securities Act and any applicable state securities law.

         SECTION 4. REGISTRATION RIGHTS.
         ------------------------------

         If at any time during the term of this Warrant, the Company shall decide to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the Holder a written notice of such determination and, if within fifteen days after the date of such notice, the Holder shall so request in writing, the Company shall include in such registration statement, all or any part of the and the Common Stock underlying the Warrants that the Holder request to be registered; provided, however, that, the Company shall not be required to register any shares of Common Stock that are eligible for resale pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective registration statement; provided, further, however, if the registration so proposed by the Company involves an underwritten offering of the securities so being registered for the account of the Company, to be distributed by or through one or more underwriters of recognized standing, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the shares of Common Stock which the Holder has requested the Company to register and otherwise concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish the Holder of shares of Common Stock hereto with a copy of such opinion, and by providing such written notice to the Holder, such Holder may be denied the registration of all or a specified portion of such shares of Common Stock (in case of such a denial as to a portion of such shares of Common Stock); provided, however, shares to be registered by the Company for issuance by the

Company shall have first priority, the Holder hereunder shall have second priority, and any other shares being registered on account of other third parties shall have third priority.

         5. MISCELLANEOUS.
         ----------------

         (a) NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1(c)(i).

         (b) LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         (c) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

         (d) AUTHORIZED SHARES. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         (e) GOVERNING LAW; CONSENT TO JURISDICTION. This Warrant shall be governed by, and construed in accordance with, the internal laws of the STATE OF NEVADA, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the STATE OF NEVADA located in NEVADA and the United States District Court situated therein for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum..

         (f) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

         (g) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         (h) NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Holder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Holder or the Company may designate by ten days' advance written notice to the other.(i) LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         (j) REMEDIES. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

         (k) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

         (l) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

         (m) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

         (n) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

                            (SIGNATURE PAGES FOLLOW)

                                 SIGNATURE PAGE
                                       TO
                                  WARP 9, INC.
                          COMMON STOCK PURCHASE WARRANT

         IN WITNESS WHEREOF, the Company has caused this Warrant Number: 001 to be executed in its name by its duly authorized officer, and to be dated as of the date first above written.

                  WARP 9, INC.



                   By:_________________________________
                           William E. Beifuss, Jr., CEO

                               NOTICE OF EXERCISE
                                  WARP 9, INC.
                               WARRANT NUMBER: 001

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.


         /__/ The undersigned represents that this purchase will exceed the Beneficial Ownership Limitation described in Section 1(d) and hereby provides the required 61 days prior notice. The Company is hereby instructed to issue the Warrant Shares 61 days after the date of this notice.


         (2) Payment shall take the form of (check applicable box):

                  /__/ in lawful money of the United States; or

                  /__/ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

         (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                     -------------------------------

         The Warrant Shares shall be delivered to the following DWAC Account Number, issued as DRS shares by the transfer agent directly to Holder, or by physical delivery of a certificate to:

                     -------------------------------

                     -------------------------------

          (4) ACCREDITED INVESTOR. Unless the undersigned exercises this Warrant by cashless exercise pursuant to Section 1(b) of the Warrant, the undersigned hereby represents and warrants that it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and satisfies the criteria set forth in Rule 501(a) therein.


         (5) LEGEND. Unless otherwise permitted under and each purchaser signatory thereto, the certificates representing these securities will bear a legend restricting transfer under the Securities Act and applicable state securities laws. In the case of a cashless exercise 12 months after the Issuance Date, the Company shall contemporaneously deliver the appropriate Rule 144 opinion letter to its transfer agent with instructions to issue the Warrant Shares without a restrictive legend, unless applicable law, order or regulations prohibit such issuance.

         [SIGNATURE OF HOLDER]

         Name of Investing Entity:______________________________________________

         Signature of Authorized Signatory of Investing Entity:_________________

         Name of Authorized Signatory:__________________________________________

         Title of Authorized Signatory:_________________________________________

         Date:__________________________________________________________________

                                 ASSIGNMENT FORM
                                  WARP 9, INC.
                               WARRANT NUMBER: 001


(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)




         FOR VALUE RECEIVED, [_] all of or [__________] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


         _______________________________________________ whose address is


         _______________________________________________________________


         _______________________________________________________________.



                                                 Dated:  ______________, _______


                  Holder's Signature:
                                     ___________________________________________

                  Holder's Address:  ___________________________________________
                                     ___________________________________________
                                     ___________________________________________



Authorized Signature:
                     ___________________________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.